UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2016

V. F. Corporation

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-05256	23-1180120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Corporate Center Boulevard

Greensboro, North Carolina 27408

(Address of principal executive offices) (zip code)

(336) 424-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 5, 2016, V.F. Corporation (“VF”) filed a Current Report on Form 8-K with the Securities and Exchange Commission reporting that the Board of Directors of VF (the “Board”) had elected Steven E. Rendle as Chief Executive Officer, effective January 1, 2017. This Current Report on Form 8-K/A supplements the prior Form 8-K in certain respects.

On December 12, 2016, in connection with his promotion, the Compensation Committee of the Board approved, effective January 1, 2017, increases in Mr. Rendle’s: (i) base salary to $1,100,000; (ii) annual incentive target to $1,700,000; and (iii) long-term incentive plan annual equity award target to $6,300,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V.F. CORPORATION

Date: December 15, 2016	By:	/s/ Laura C. Meagher
		Name:	Laura C. Meagher
		Title:	Vice President, General Counsel and Secretary